UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  February 22, 2007



                              LANDAUER, INC.
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          (Exact Name of Registrant as Specified in its Charter)



                                 Delaware
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              (State or Other Jurisdiction of Incorporation)



             1-9788                               06-1218089
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     (Commission File Number)        (I.R.S. Employer Identification No.)



2 Science Road, Glenwood, Illinois                    60425
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(Address of Principal Executive Offices)          (Zip Code)



                              (708) 755-7000
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           (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On February 22, 2007 Landauer, Inc. issued a press release regarding the matter described in Item 2.06 below. The press release also contained revised guidance by the Company as to its expected results from operations in fiscal year 2007. A copy of the press release is being furnished as
Exhibit 99.1 to this Report.



ITEM 2.06  MATERIAL IMPAIRMENT

      On February 21, 2007, the Board of Directors of Landauer, Inc. approved a program to re-engineer various of the company's business processes and replace the company's information technology systems that support customer relationship management and the order-to-cash cycle. As part of the information technology initiative management will be evaluating the usefulness of investments made in legacy information system's hardware and software, which have a net book value of approximately $4.6 million. Management anticipates that this evaluation will result in a significant portion of these assets being subject to accelerated depreciation or impairment once the full implementation plan has been finalized. The company expects to complete this evaluation in the second half of the year.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits.

            99.1  News Release, dated February 22, 2007







































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                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LANDAUER, INC.



Dated:  February 22, 2007           /s/  Jonathon M. Singer
                                    -----------------------------------
                                    Jonathon M. Singer
                                    Senior Vice President,
                                    Treasurer, and Secretary
                                    (Principal Financial and
                                    Accounting Officer)



















































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                               EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION
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99.1              News Release, dated February 22, 2007






























































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